Other Related Party Transactions	12 Months Ended
Dec. 31, 2011
Other Related Party Transactions [Abstract]
Other Related Party Transactions
Note  14.   Other Related Party Transactions

A member of the Board of Directors is a principal of a commercial insurance agency that provides all the insurance coverage for the Company.  The cost of the insurance was approximately $184 thousand in 2011 and $114 thousand in 2010.  An insurance agency owned by another Board Member provides employee benefits (medical insurance, life insurance, and disability insurance).  The cost of these employee benefits totaled $420 thousand in 2011 and $389 thousand in 2010. A director performed general contracting services for the reconstruction of the Kennedy branch and performed other real estate related services. The cost of these services amounted to $322 thousand for 2011.